UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 18, 2005

                            Cambridge Holdings, Ltd.
             (Exact name of registrant as specified in its charter)

          Colorado                     0-12962                  84-0826695
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


         106 S. University Blvd., #14, Denver, CO               80209
         ----------------------------------------               -----
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (303) 722-4008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets.
            ---------------------------------------------------

On November 18, 2005, the Registrant issued a press release announcing the distribution of substantially all of its assets pursuant to the plan of liquidation approved by the Registrant's shareholders on November 3, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.



Item 9.01 - Financial Statements and Exhibits.
            ----------------------------------

(c) Exhibits.

99.1 Press release dated November 18, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cambridge Holdings, Ltd.
                                           (Registrant)

Date November 18, 2005                     /s/ Jeffrey G. McGonegal
                                           ------------------------
                                           Name: Jeffrey G. McGonegal
                                           Title: Chief Financial Officer